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                                                                   EXHIBIT 10.12


                          REGISTRATION RIGHTS AGREEMENT



                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May __,1997 among ACORN PRODUCTS, INC., a Delaware corporation (the "Company"), and the entities listed on Exhibit A to this Agreement as the "SHAREHOLDERS" (the "Shareholders").

                               W I T N E S S E T H

                  WHEREAS, in connection with the Company's proposed initial public offering of its Common Stock (the "IPO"), the Shareholders have agreed with the representatives of the underwriters, pursuant to certain lock-up agreements (the "IPO Lock-Up Agreements"), for the benefit of the Company, not to offer, sell, transfer or otherwise dispose of any shares of Common Stock for a period of 180 days after the date of the IPO without the prior written consent of the representatives of the underwriters (the "IPO Lock-Up Period");

                  WHEREAS, the Company believes that unorganized sales of shares of Common Stock by the Shareholders in the public market could have an adverse effect on prevailing market prices for the Common Stock and could adversely impact the Company's ability to participate in the capital markets;

                  WHEREAS, in order to provide for the orderly distribution of the shares of Common Stock held by the Shareholders, the Company has agreed to grant registration rights to the Shareholders with respect to the shares of Common Stock as set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:


                  1.       Definitions.

                           (a) As used in this Agreement the following terms
shall have the following meanings:

                           "ACT": the Securities Act of 1933, as amended, and
the rules and regulations of the Commission thereunder.

                           "COMMISSION": the Securities and Exchange Commission
or any other federal agency at the time administering the Act.

                           "COMMON STOCK": the common stock, $0.001 par value,
of the Company.

                           "COMPANY": as defined in the preamble.
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                           "EFFECTIVE DATE": the date that the IPO Registration
Statement is declared effective under the Act by the Commission.

                           "EXCHANGE ACT": the Securities Exchange Act of 1934,
as amended, and the rules and regulations of the Commission thereunder.

                           "FUND INVESTOR": the investors in the Shareholders
set forth on Exhibit B.

                           "GAAP": generally accepted accounting principles in
the United States of America in effect from time to time.

                           "HOLDER": a Shareholder or a Permitted Transferee.

                           "INITIATING HOLDERS": means one or more Holders who,
singularly or in the aggregate, hold 25% or more of the Registrable Securities.

                           "IPO": as defined in the preamble.

                           "IPO LOCK-UP AGREEMENTS": as defined in the preamble.

                           "IPO LOCK-UP PERIOD": as defined in the preamble.

                           "IPO REGISTRATION STATEMENT": the Registration
Statement on Form S-1 (Reg. No. 333-25325) filed by the Company with the Commission in connection with the IPO.

                           "PERMITTED TRANSFER": any transfer of Registrable
Securities that is permitted without the consent of the representatives of the underwriters under the terms of the IPO Lock-Up Agreements and any distribution of Registrable Securities from the Shareholders to the Fund Investors.

                           "PERMITTED TRANSFEREE": any transferee that receives
Registrable Securities pursuant to a Permitted Transfer and who agrees in writing to become bound by the terms of this Agreement.

                           "PERSON": an individual, partnership, joint venture,
corporation, trust, unincorporated organization or a government or any department or agency thereof.

                           "PIGGYBACK NOTICE": as defined in Section 2.

                           "PROSPECTIVE SELLER": with respect to any
registration, a Holder that proposes to include shares of Registrable Securities in such registration.

                           "REGISTER," "REGISTERED" and "REGISTRATION": a
registration effected by preparing and filing a registration statement in compliance with the Act, the declaration or ordering of effectiveness of such registration statement by the Commission and the compliance


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with all applicable state securities or blue sky laws which will permit the sale of Registrable Securities to the public.

                           "REGISTRABLE SECURITIES": (i) those shares of Common
Stock currently held by the Shareholders, (ii) those shares of Common Stock to be received by the Shareholders pursuant to the Exchange (as defined and described in the IPO Registration Statement) in connection with the IPO, (iii) any Common Stock issued or issuable with respect to or in exchange for the shares of Common Stock described in clauses (i) and (ii) above by reason of a stock dividend or other distribution on such shares or stock split or in connection with a combination of shares, recapitalization, reclassification, exchange, offer, merger, consolidation or other reorganization. Each share of Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such stock shall have become effective under the Act and such stock shall have been disposed of in accordance with such registration statement, (b) such stock ceases to be outstanding, (c) such stock is no longer held by a Holder or (d) the fourth anniversary of the Effective Date has occurred. A schedule of the number of shares of Registrable Securities held by each Shareholder is attached hereto as Exhibit C.

                           "REGISTRATION EXPENSES": as defined in Section 7.

                           "UNDERWRITTEN OFFERING": a registration in which
securities of the Company are sold to an underwriter for reoffering to the public.

                           (b) Unless otherwise specified therein, all terms
defined in this Agreement shall have the defined meanings when used in any certificate or document made or delivered pursuant hereto.

                           (c) As used herein and in any certificate or other
documents made or delivered pursuant hereto, accounting terms not defined in
Section 1(a) and accounting terms partly defined in Section 1(a) to the extent not defined, shall have the respective meanings given to them under GAAP.

                           (d) Any reference to any provision of or rule under
the Act or the Exchange Act shall encompass any successor provision or rule.

                           (e) The words "hereof", "herein" and "hereunder" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                           (f) The meanings given to terms defined herein shall
be equally applicable to the singular and plural forms of such terms.

                  2. Incidental Registration. If the Company proposes to register any of its securities for sale (other than a registration relating to the sale of securities to employees of the


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Company pursuant to a stock option, stock purchase or similar plan including a registration statement on Form S-8, an exchange offer, a transaction subject to Rule 145 of the Act or in connection with the acquisition of the assets or shares of or merger or consolidation with another company), and the registration form to be used also may be used for the registration of the Registrable Securities, then it shall give written notice (a "Piggyback Notice"), at its expense, to all Holders of Registrable Securities of its intention to do so at least 10 business days prior to the filing of a registration statement with respect to such registration with the Commission. The Company shall specify in the Piggyback Notice the form and manner of, and the other relevant facts involved in, such proposed registration, including the estimated effective date of the registration statement for such registration (the "Estimated Effective
Date). If any Holder desires to dispose of all or part of its Registrable Securities in such registration, it shall deliver to the Company, within 10 business days after receipt of the Piggyback Notice, written notice of such request stating the number of shares of Registrable Securities so proposed to be sold by such Holder. Any Holder may withdraw its request for inclusion at any time prior to 15 business days prior to the Estimated Effective Date. The Company shall use its commercially reasonable efforts to cause all shares of Registrable Securities specified in such written notice to be included in such registration, subject, however, to the limitations set forth in Section 3 and provided that, for purposes of this sentence, commercially reasonable efforts shall not require the Company or any other seller of securities of the Company (other than a Holder of Registrable Securities), to reduce the amount or sale price of such securities proposed to be so registered.

                  3.       Limitations on Incidental Registration.

                           (a) If the registration of which the Company gives
notice pursuant to Section 2 is for the purpose of permitting a disposition of securities pursuant to an Underwritten Offering, the Piggyback Notice shall so state, and, if requested to do so by the managing underwriter of the offering, the Company shall have the right to limit the aggregate size of the offering or the number of shares of Registrable Securities to be included therein by the Holders in accordance with the provisions of Section 3(b) below.

                           (b) Whenever the number of shares of Registrable
Securities that may be registered pursuant to Section 2 is limited by the provisions of Section 3(a) above, the Company or any other seller of securities of the Company for whom such registration was initiated, as the case may be, shall have priority as to sales over the Holders, and each Holder hereby agrees that he or she shall withdraw his or her securities from such registration to the extent necessary to allow the Company or such other seller of securities of the Company to include all the shares it desires to include in such registration, and thereafter the number of shares of Registrable Securities to be included in such registration shall be allocated pro rata among Holders of Registrable Securities (with such allocation to be made on the basis of the number of shares requested to be included in such registration by such Holders) and any person other than a Holder who holds registration rights with respect to securities of the Company (each such person, an "Additional Registration Rights Holder"), to the extent provided in the relevant agreement between the Company and the Additional Registration Rights Holder.

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                           (c) Nothing in this Section 3 shall be construed as
creating an obligation on the part of the Company to register Registrable Securities if the Board of Directors of the Company shall have determined in its sole discretion not to proceed with a registration of its securities whether or not a Piggyback Notice shall have previously been sent by the Company.

                  4.       Registration on Request.

                           (a) At any time following the expiration of the IPO
Lock-Up Period, Initiating Holders may by written notice make a request that the Company effect the registration under the Act of all or part of such Initiating Holders' Registrable Securities, specifying the intended method or methods of disposition thereof; provided that the Shareholders, collectively, are entitled to an aggregate of four such registrations pursuant to this Section 4(a). Notwithstanding the provisions of this Section 4(a), the Company shall not be obligated to effect a registration under the Act of the designated Registrable Securities if in the preceding 180 days the Company shall have previously effected a registration under the Act of the Company's securities.

                           (b) Upon receipt of the request of the Initiating
Holders pursuant to Section 4(a), the Company shall give written notice of the requested registration ( a "Demand Notice"), at its expense, to all Holders of Registrable Securities within 15 business days of receipt of such Initiating Holders request and thereupon shall use its commercially reasonable efforts to effect the registration under the Act of:

                               (i) the Registrable Securities that the Company
                  has been so requested to register by the Initiating Holders for disposition in accordance with the intended method or methods of disposition stated in such request; and

                               (ii) all other Registrable Securities that the
                  Company has been requested to register by the Holders thereof by written request delivered to the Company within 15 business days after the giving of the Demand Notice (which request shall specify the intended method or methods of disposition of such Registrable Securities);

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

                           (c) Whenever the Company shall effect a registration
of Registrable Securities pursuant to this Section 4, subject to Section 4(d) below, (i) any Additional Registration Rights Holder shall have the right to include in the registration made pursuant to this Section 4, to the extent provided in the relevant agreement between the Company and the Additional Registration Rights Holder, the securities held by such Additional Registration Rights Holders to which such registration rights relate and (ii) the Company shall have the right to include in the registration made pursuant to this
Section 4 any securities to be issued by the Company (the securities referred to in clause (i) and (ii) above are hereinafter referred to as "Additional Securities").

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                           (d) Each registration requested pursuant to this
Section 4 shall be effected by the filing of a registration statement on the applicable form, as reasonably determined by the Company.

                           (e) If the managing underwriter of any Underwritten
Offering undertaken pursuant to this Section 4 shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number or type of securities requested to be included in such registration (including any Additional Securities) is a number or type which would adversely affect such offering, then the number of shares of Registrable Securities to be included in such registration shall be allocated pro rata among Holders of Registrable Securities (with such allocation to be made on the basis of the number of shares requested to be included in such registration by such Holders) and, thereafter, pro rata among the Company and the Additional Registration Rights Holders (such limited number to be allocated between the Company and the affected Additional Registration Rights Holders as the Company shall determine).

                           (f) If the Company determines, in its reasonable
judgment, that a registration requested pursuant to this Section 4 would interfere with or require public disclosure of any financing, acquisition, disposition, corporate reorganization or other transaction involving the Company or its subsidiaries, which would have a material adverse effect on such transaction the Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days) the filing, supplementing or amending of any such registration statement. Upon such determination, the Company shall give the holders of Registrable Securities requesting registration written notice of such determination and an estimate of the anticipated delay. The Company shall not, within 120 days of the expiration of any such postponement, exercise again its right of postponement pursuant to this Section 4(f). If the Company shall so postpone the filing of a registration statement, such holders of Registrable Securities may withdraw their request for registration by giving written notice to the Company within 15 days of receipt of the notice of postponement and such withdrawn request shall not constitute a request for registration pursuant to
Section 4(a).

                           (g) Notwithstanding anything in this Section 4 to the
contrary, in no event shall the Company be required to effect a registration pursuant to this Section 4 in which the estimated aggregate gross proceeds from the sale of Registrable Securities included therein is less than $1 million.

                  5.       Underwritten Offerings.

                           (a) Selection of Underwriters. Whenever a
registration requested pursuant to Section 4 hereof is for an Underwritten Offering, the Initiating Holders shall select managing underwriter(s) of recognized standing to administer the offering, subject to approval by the Company with such approval not to be unreasonably withheld, and each Holder requesting registration of its Registrable Securities for disposition in an Underwritten Offering agrees to include such Registrable Securities such Underwritten Offering and shall be bound by the provisions of this Section 5.

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                           (b) Underwriting Agreement. If requested by the
underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under Section 4 hereof, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain representations and warranties by the Company and other terms and provisions not inconsistent with this Agreement as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in
Section 8 hereof; and the Company will cooperate with such Holders of Registrable Securities to the end that the conditions precedent to the obligations of such Holders of Registrable Securities under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to secondary distributions and shall be otherwise reasonably satisfactory to such Holders. The Holders on whose behalf shares of Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders selling Registrable Securities. Such Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters (including any restrictions on sales inconsistent with Section 5(c) hereof) other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by law. If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration under
Section 2 hereof, the Holders on whose behalf shares of Registrable Securities are to be distributed by such underwriters shall execute and deliver to such underwriters and the Company an Underwriting Agreement, subject to the limitations set forth in the preceding two sentences.

                           (c) Restrictions on Sales by Holders. If any
registration subject to Section 2 or 4 shall be in connection with an Underwritten Offering on a firm commitment basis, each Holder agrees, if and to the extent requested in writing by the managing underwriter, not to effect any public sales or distribution (other than as part of such Underwritten Offering pursuant to Section 2 or 4, respectively) of Common Stock, any securities of the Company similar to Common Stock or any securities of the Company convertible, exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 or pursuant to a registered offering not being distributed on a firm commitment basis by or through one or more underwriters, within the period from seven days prior to the effective date of such registration statement up to ninety (90) days after the effective date of such registration statement or such other period not to exceed one hundred and twenty (120) days after the effective date of such registration statement as may be required by such managing underwriter.

                           (d) Restrictions on Sales by the Company. The Company
agrees not to effect any public sale or distribution of any Common Stock, any securities of the Company similar to Common Stock or any securities of the Company convertible, exchangeable or exercisable for Common Stock (including pursuant to a registered offering not being distributed on a firm commitment basis by or through one or more underwriters) within the period from seven days

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prior to the effective date of any registration statement that includes
Registrable Securities to be distributed by or through one or more underwriters on a firm commitment basis up to ninety (90) days after the effective date of such registration statement or such other period not to exceed one hundred and eighty (180) days after the effective date of such registration statement as may be required by such managing underwriter unless such sale or distribution is pursuant to such registration statement (or a separate registration statement filed concurrently); provided, however, that the foregoing shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities or the offer or sale of securities by the Company pursuant to a dividend reinvestment plan or to its employees or directors pursuant to an employee benefit plan.

                  6.       Registration Procedures

                          (a) Each Prospective Seller shall furnish to the
Company such information as the Company may reasonably require for inclusion in the registration statement (and the prospectus included therein).

                          (b) The Prospective Sellers shall not (until further
notice) effect sales of the shares covered by the registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

                  7. Expenses of Registration. All expenses of registration pursuant to either Section 2 or Section 4, including, without limitation, all registration and filing fees, printing expenses (including reasonable expenses of printing prospectuses), expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of Registrable Securities), fees and disbursements of counsel, auditors or experts for the Company, expenses of any audits incidental to or required by any such registration, expenses of all marketing and promotional efforts requested by the managing underwriter (collectively, "Registration Expenses") shall be borne by the Company; provided, however, that each Prospective Seller shall bear all underwriting discounts, commissions or fees and all brokerage fees or commissions relating to the sale of its Registrable Securities and the fees and expenses of counsel for such Prospective Seller.

                  8.       Indemnification.

                          (a) Indemnification by the Company. In connection with
any registration statement filed pursuant to Section 2 or 4 hereof, the Company shall indemnify and hold harmless each Holder selling Registrable Securities covered by such registration statement, its directors, officers, employees, agents, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or such underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or


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expenses (including reasonable costs of investigation and reasonable legal expenses), joint or several, to which such Person may become subject, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such Indemnified Person furnished to the Company through an instrument duly executed by such Indemnified Person specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such securities by such seller. The Company shall agree to a provision for contribution relating to such indemnity as shall be reasonably requested by any seller of Registrable Shares or the underwriters.


                           (b) Indemnification by the Prospective Sellers. The
Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 or 4 hereof, that the Company shall have received an undertaking satisfactory to it from each Prospective Seller to indemnify and hold harmless such Person, each director of such Person, each officer of such Person who shall sign such registration statement, each Person who participates as an underwriter (if such underwriter so requests) in the offering or sale of such securities and each other Person, if any, who controls the Company or any such underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses (including reasonable costs of investigation and reasonable legal expenses), to which such Person may become subject, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such actual or alleged statement or omission described in (i) or (ii) above was made in reliance upon and in conformity with written information about such Prospective Seller furnished to such Person through an



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instrument duly executed by such Prospective Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The indemnification obligations of any Prospective Seller shall not be greater than the dollar amount of the net proceeds received by such Prospective Seller upon the sale of the Registrable Securities giving rise to such obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Person or any such director, officer, participating Person or controlling Person and shall survive the transfer of such securities by such Prospective Seller.


                           (c) Notice of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action, proceeding, investigation or threat involving a claim referred to in Section 8(a) or 8(b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, proceeding, investigation or threat; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 8 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, and after notice from the indemnifying party to such indemnified party of its elections so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (d) Other Indemnification. Indemnification similar to
that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any state securities or blue sky law or regulation of a governmental authority other than the Act.


                           (e) Contribution. If the indemnification provided for
in Section 8(a) or 8(b) above is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Such relative fault shall be determined by reference to, among other things, whether any untrue or



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alleged untrue statement of a material fact or any
omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


                           The Company and the Holders agree that it would not
be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph; provided that the Company and each holder of Registrable Securities shall agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that the underwriter's portion of such contribution shall not exceed the underwriting discount. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The contribution obligations of any Prospective Seller shall not be greater than the excess of (A) the dollar amount of the net proceeds received by such Prospective Seller upon the sale of the Registrable Securities giving rise to such contribution obligation over (B) the dollar amount of any damages that such Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                           (f) Indemnification Payments. The indemnification
required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  9.       Miscellaneous.

                           (a) Notices. Any notice or other communication
required or permitted to be given hereunder shall be in writing and shall be sent by overnight courier service; or delivered (in person or by telecopy) against receipt, in each case to the party to whom it is given: (i) if to the Company, to it at 500 Dublin Avenue, Columbus, Ohio 43210-1930, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, 48th Floor, New York, New York 10016, attention: Conor D. Reilly; and (ii) if to the Holders, to each c/o Oaktree Capital Management, LLC, 550 South Hope Street, 22nd Floor,
Los Angeles, California 90071, attention: Kenneth Liang.

                           Any notice or other communication given hereunder
shall be deemed given when sent, except for a notice changing a party's address, which shall be deemed given at the time of receipt thereof.

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                           (b) Assignment. Except with respect to Permitted
Transferees, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company or the Holders without the prior written consent of the other party, and any purported assignment shall be void.

                           (c) Binding Effect. The provisions of this Agreement
shall be binding upon and inure to the benefit of the Company and the Holders and their respective successors and permitted assigns.

                           (d) Third-Party Beneficiaries. This Agreement does
not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement other than any assignee with respect to whom the respective assignment was made in accordance with the terms hereof.

                           (e) Effectiveness. This Agreement shall be effective
as of the Effective Date.

                           (f) Counterparts. This Agreement may be executed in
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (g) Governing Law. This Agreement and the rights and
obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the substantive law of the State of New York without regard to principles of choice or conflicts of laws.

                           (h) Attorney's Fees. In the event of litigation
arising between the parties respecting the subject matter hereof, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

                           (i) Expenses. Except as otherwise specifically set
forth herein, each party shall bear its own costs and expenses incurred in connection with this Agreement or the transactions herein contemplated.


                           (j) Distributions. Upon any distribution of
Registrable Securities from the Shareholders to the Fund Investors, the Shareholders shall promptly provide the Company with a list naming such Fund Investors and the number of Registrable Securities received by such Fund Investors


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
                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first written above.


                                         ACORN PRODUCTS, INC.

                                         By: /s/ Gavril Mihaly
                                             -------------------------------
                                              Name:   Gavril Mihaly
                                              Title:  President & CEO




                                         OAKTREE CAPITAL MANAGEMENT, LLC, on
                                         behalf of the Shareholders listed on
                                         Exhibit A hereto


                                         By: /s/ B. James Ford
                                             -------------------------------
                                              Name:   B. James Ford
                                              Title:  Assistant Vice-President



                                         By: /s/ Vincent J. Cebula
                                             --------------------------------
                                              Name:   Vincent J. Cebula
                                              Title:  Managing Director



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